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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Maxwell Shoe Company Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     o the Quarterly Report of the Company on Form 10-Q for the period ended July 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     o the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  September 12, 2002




            /s/ Mark J. Cocozza
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Name:          Mark J. Cocozza
Title:    Chairman of the Board and
           Chief Executive Officer

            /s/ Richard J. Bakos
---------------------------------------------
Name:         Richard J. Bakos
Title:   Vice President, Finance and
           Chief Financial Officer